Common Stock	12 Months Ended
Dec. 31, 2020
Equity [Abstract]
Common Stock

15. Common Stock

On March 3, 2015, Biofrontera Inc. was incorporated under the laws of the State of Delaware. The total number of shares of capital stock that the Company has the authority to issue was 1,000 shares of common stock, par value $0.001 per share.

On March 9, 2015, the Company issued 1,000 shares of common stock to Biofrontera AG, representing the entire authorized capital stock of the Company. The aggregate purchase price was one dollar ($1.00).

On December 21, 2020, the Company amended its certificate of incorporation under the laws of the State of Delaware. The total number of shares of capital stock that the Company has the authorize to issue was increased to 300,000,000 shares, par value $0.001 per share.

Since 2015, the Company has had an Intercompany Revolving Loan Agreement with Biofrontera AG. Refer to Note 13, Related party transactions. On December 31, 2020, the Board of Directors of the Company approved a Debt Conversion Agreement with Biofrontera AG, effectively converting all outstanding principal balances under the Intercompany Revolving Loan Agreement to common stock. The conversion price for this transaction was $5.875 per share. In connection with the Debt Conversion Agreement, the Company issued 7,999,000 shares of common stock to Biofrontera AG.

The holders of common stock are entitled to one vote for each share held. Common stockholders are not entitled to receive dividends, unless declared by the Board of Directors. The Company has not declared dividends since inception. In the event of liquidation of the Company, dissolution or winding up, the holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities. The common stock has no preemptive or conversion rights or other subscription rights. There are no redemption or sinking fund provisions applicable to the common stock. The outstanding shares of common stock are fully paid and non-assessable.